Exhibit 32.2

Certification of CEO and CFO Pursuant to

18 U.S.C. Section 1350,

As Adopted Pursuant to

Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the quarterly report of Aimco OP L.P. (the “Partnership”) on Form 10-Q for the period ended March 31, 2026, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, to the best of my knowledge, that:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Partnership.

/s/ Wes Powell
Wes Powell
Director, President and Chief Executive Officer
May 11, 2026

/s/ H. Lynn C. Stanfield
H. Lynn C. Stanfield
Executive Vice President and Chief Financial Officer
May 11, 2026